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                                                                   EXHIBIT 10.71

                                  SECOND WAIVER


         THIS SECOND WAIVER (this "Second Waiver") is entered into as of the 15th day of February, 1999, by and among the banks listed on the signature pages hereof (the "Lenders"), KEVCO, INC., a Texas corporation (the "Borrower"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent for the Lenders (the "Administrative Agent") to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).

                                   BACKGROUND

                  (a) The Lenders, the Borrower, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of December 1, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of February 12, 1998, and that certain Second Amendment to Credit Agreement, dated as of October 27, 1998 (but effective as of September 30, 1998) (said Credit Agreement, as amended, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

                  (b) The Lenders (other than Wells Fargo Bank, N.A.), the Borrower and the Administrative Agent entered into a Waiver, dated December 30, 1998 (the "First Waiver"), waiving any Event of Default with respect to Sections 7.10 and 7.11 of the Credit Agreement which may have occurred as a result of the failure of the Borrower to comply with said Sections for the fiscal quarter ending December 31, 1998 (the "Existing Events of Default").

                  (c) The First Waiver will expire by its terms on February 15, 1999, whereupon the Lenders will have the option to exercise all rights and remedies that they have under the Credit Agreement with respect to the Existing Events of Default, including but not limited to, refusing to make any additional Advances under the Credit Agreement.

                  (d) The Borrower has requested an extension of the waiver with respect to the Existing Events of Default, thereby allowing the Borrower to obtain additional Advances under the Credit Agreement which would not otherwise be permitted under the terms of the Credit Agreement and the First Waiver.

                  (e) As an accommodation to the Borrower in order to permit the Borrower to obtain additional Advances under the Credit Agreement, the Lenders, but conditioned upon the Borrower's compliance with the terms and conditions set forth herein, hereby agree to extend the termination of the waiver with respect to the Existing Events of Default as provided herein.




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         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. SECOND WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 8 of this Second Waiver and the other conditions contained herein, the Lenders hereby waive the Existing Events of Default.

         2. TERMINATION. This Second Waiver shall automatically terminate and be of no further force or effect on the earlier to occur of (a) February 25, 1999 or (b) breach of or default by the Borrower under any agreement or covenant contained in this Second Waiver (the "Waiver Termination"). The Waiver Termination shall be automatic and will take place without any action by the Administrative Agent or any Lender.

         3. NO WAIVER. This Second Waiver shall not be and shall not be deemed to be a waiver of any Defaults or Events of Default under the Credit Agreement other than the Existing Events of Default.

         4. COOPERATION BY BORROWER. The Borrower shall fully cooperate with all reasonable requests made by the Administrative Agent or any Lender with respect to (a) the granting and perfection of security interests in Collateral and (b) information regarding all books, records and assets of the Borrower and its Subsidiaries and will permit and cooperate with any collateral audit undertaken by or on behalf of the Lenders, with all such costs to be borne by the Borrower.

         5. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Second Waiver have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not (a) create any obligation of the Lenders after termination of this Waiver, (b) constitute a waiver or modification of any term, covenant or provision of any Loan Document other than with respect to the Existing Events of Default or (c) prejudice any rights or remedies other than with respect to the Existing Events of Default which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

         6.       RELEASE.

                  (a) The Borrower and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all

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         claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Second Waiver and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) The Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Second Waiver and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Borrower and each Guarantor set forth in this Section 6 shall survive termination of this Second Waiver.

         7.       REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.
By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the Second Waiver set forth in the foregoing Section 1:

                  (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date; and

                  (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         8. CONDITIONS OF EFFECTIVENESS. This Second Waiver shall be effective (and the obligation of the Lenders to make future Advances under the Credit Agreement) as of February 15, 1999, subject to the following:

                  (a) the Administrative Agent shall have received counterparts of this Second Waiver executed by the Borrower and the Determining Lenders;

                  (b) the representations and warranties set forth in Section 7 shall be true and correct;

                  (c) all actions required by the Lenders or the Administrative Agent to complete the taking and perfection of Liens in the Collateral the Borrower has agreed to provide to the Lenders shall be taken and completed, including without limitation recordation of appropriate deeds and mortgages in the title records; and

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                  (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         9. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Waiver and the other instruments and documents to be delivered hereunder.

         10. EXECUTION IN COUNTERPARTS. This Second Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         11. GOVERNING LAW: BINDING EFFECT. This Second Waiver shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         12. HEADINGS. Section headings in this Second Waiver are included herein for convenience of reference only and shall not constitute a part of this Second Waiver for any other purpose.



================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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         IN WITNESS WHEREOF, the parties hereto have executed this Second Waiver as the date first above written.

                               KEVCO, INC.



                               By: /s/ Jerry E. Kimmel
                                   ---------------------------------------------
                                        Name: Jerry E. Kimmel
                                              ----------------------------------
                                        Title: Chairman, President, CEO
                                               ---------------------------------


                               NATIONSBANK, N.A., as Administrative Agent and as a Lender



                               By: /s/ William E. Livingstone, IV
                                   ---------------------------------------------
                                        Name: William E. Livingstone, IV
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------



                               NATIONAL CITY BANK KENTUCKY



                               By:
                                   ---------------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                               GUARANTY FEDERAL BANK, F.S.B.



                               By: /s/ Robert S. Hays
                                   ---------------------------------------------
                                        Name: Robert S. Hays
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                               WELLS FARGO BANK, N.A.



                               By: /s/ Dana D. Cagle
                                   ---------------------------------------------
                                        Name: Dana D. Cagle
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                               PILGRIM PRIME RATE TRUST

                               By:      Pilgrim Investments, Inc., as its
                                        Investment Manager



                               By: /s/ Michel Prince, CFA
                                   ---------------------------------------------
                                        Name: Michel Prince, CFA
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                               ARCHIMEDES FUNDING, L.L.C.

                               By:      ING Capital Advisors, Inc., as
                                        Collateral Manager



                               By: /s/ Michael J. Campbell
                                   ---------------------------------------------
                                        Name: Michael J. Campbell
                                              ----------------------------------
                                        Title: Senior Vice President &
                                               ---------------------------------
                                               Portfolio Manager
                                               ---------------------------------


                               ALLIANCE CAPITAL FUNDING, L.L.C.

                               By: Alliance Capital Management, L.P., as Manager on behalf of ALLIANCE CAPITAL FUNDING, L.L.C.

                                        By:      ALLIANCE CAPITAL
                                                 MANAGEMENT CORPORATION,
                                                 General Partner of Alliance
                                                 Capital Management, L.P.

                                        By: /s/ Joel Serebransky
                                            ------------------------------------
                                                 Name: Joel Serebransky
                                                      --------------------------
                                                 Title: Vice President
                                                       -------------------------

                               MERRILL LYNCH DEBT STRATEGIES
                               PORTFOLIO

                               By. Merrill Lynch Asset Management, L.P., as Investment Advisor


                               By: /s/ Paul Travers
                                   ---------------------------------------------
                                        Name: Paul Travers
                                             -----------------------------------
                                        Title: Authorized Signatory
                                              ----------------------------------


                               Merrill Lynch Debt Global Investment Series:
                               INCOME STRATEGIES PORTFOLIO

                               By. Merrill Lynch Asset Management, L.P., as Investment Advisor



                               By: /s/ Paul Travers
                                   ---------------------------------------------
                                        Name: Paul Travers
                                             -----------------------------------
                                        Title: Authorized Signatory
                                              ----------------------------------


                               BANK ONE, TEXAS,  N.A.


                               By: /s/ Bradley C. Peters
                                   ---------------------------------------------
                                        Name: Bradley C. Peters
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                               PAM Capital Funding LP

                               By: Highland Capital Management, L.P., as Collateral Manager



                               By: /s/ James Dondero, CFA, CPA
                                   ---------------------------------------------
                                        Name: James Dondero, CFA, CPA
                                             -----------------------------------
                                        Title: President, Highland Capital
                                              ----------------------------------
                                               Management L.P.
                                              ----------------------------------

ACKNOWLEDGED AND AGREED:

KEVCO MANAGEMENT, INC.



By: /s/ Jerry E. Kimmel
   ------------------------------------------
         Name: Jerry E. Kimmel
              -------------------------------
         Title: Chairman, President & CEO
               ------------------------------


KEVCO HOLDING, INC.



By: /s/ Jerry E. Kimmel
   ------------------------------------------
         Name: Jerry E. Kimmel
              -------------------------------
         Title: Chairman, President & CEO
               ------------------------------


KEVCO GP, INC.



By: /s/ Jerry E. Kimmel
   ------------------------------------------
         Name: Jerry E. Kimmel
              -------------------------------
         Title: Chairman, President & CEO
               ------------------------------


KEVCO COMPONENTS, INC.



By: /s/ Jerry E. Kimmel
   ------------------------------------------
         Name: Jerry E. Kimmel
              -------------------------------
         Title: Chairman, President & CEO
               ------------------------------


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DCM DELAWARE, INC.



By: /s/ Jerry E. Kimmel
   ------------------------------------------
         Name: Jerry E. Kimmel
              -------------------------------
         Title: Chairman, President & CEO
               ------------------------------


KEVCO MANUFACTURING, L.P.

By:      KEVCO GP, INC., its General Partner



By: /s/ Jerry E. Kimmel
   ------------------------------------------
         Name: Jerry E. Kimmel
              -------------------------------
         Title: Chairman, President & CEO
               ------------------------------


KEVCO DISTRIBUTION, L.P.

By:      KEVCO GP, INC., its General Partner



By: /s/ Jerry E. Kimmel
   ------------------------------------------
         Name: Jerry E. Kimmel
              -------------------------------
         Title: Chairman, President & CEO
               ------------------------------